Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jay M. Short, Ph.D., certify that:

1.
I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of BioAtla, Inc.; and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Jay M. Short, Ph.D.
Jay M. Short, Ph.D. Chief Executive Officer and Director (Principal Executive Officer)

Date: April 29, 2026